SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                July 17, 2006
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)


                           ATLAS MINING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                             630 EAST MULLAN AVENUE
                             OSBURN, IDAHO 83849
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (208) 556-1181
                         -------------------------------
                         (Registrant's Telephone Number)

       IDAHO                         000-31380                82-0096527
--------------------------        --------------         -----------------
(State or other jurisdiction      (Commission File          (IRS Employer
 of incorporation)                 Number)             Identification No.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective July 14, 2006, Nano Clay and Technologies, Inc. ("Company"), a wholly owned subsidiary of Atlas Mining Company ("Atlas") entered into an Amended Employment Agreement with Mr. Ronald Price. The amended employment agreement provides that Mr. Price is entitled to purchase one million shares of Atlas common stock at 85% of market per share, pursuant to the terms and conditions of the Atlas Mining Stock Plan of 1998 ("Stock Plan")and a Non-Qualified Stock Option Agreement entered into July 14, 2006 ("Option Agreement") between the Company and Mr. Price. Mr. is Chief Executive Officer and President of the Company and a director of Atlas.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES


     On July 14, 2006, Atlas granted an option to purchase one million shares of its common stock to Ronald Price. The option vests in four equal installments on July 14, 2006; January 14, 2007; July 14, 2007; and January 14, 2008. The option has an exercise price of 85% of market.

     The option was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by reason of Section 4(2) and/or Regulation D of the Securities Act.




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATLAS MINING COMPANY


                                    BY: /s/ WILLIAM T. JACOBSON, PRESIDENT
                                       -----------------------------------
                                             WILLIAM T. JACOBSON


DATE: July 14, 2006